SUPPLEMENT DATED APRIL 12, 2021

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2020, AS SUPPLEMENTED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Multisector Bond Fund (the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2020, as supplemented to date, and should be read in conjunction with such Summary Prospectus.

Portfolio Manager Change

To reflect the retirement of Daniel Fuss and the addition of Brian Kennedy and Todd Vandam as portfolio managers of the Fund, the Loomis Sayles & Company, L.P. portion of the table following the “Subadvisers and Portfolio Managers” heading in the Summary Prospectus is removed and replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Loomis Sayles & Company, L.P.

Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	Since Inception (November 2018)

Elaine M. Stokes	Executive Vice President and Portfolio Manager	Since Inception (November 2018)

Brian P. Kennedy	Vice President and Co-Portfolio Manager	Since March 2021

Todd P. Vandam, CFA	Vice President and Co-Portfolio Manager	Since March 2021

Currency Options

To reflect that in pursuing the Fund’s principal investment strategy, currency options may be used in addition to forward foreign currency contracts, the “Principal Investment Strategies” section of the Summary Prospectus is removed and replaced with the following:

Principal Investment Strategies

In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.

The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers.

The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts and currency options, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities.

Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Please retain this supplement for future reference.